UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019

USCF FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-38152	38-7159729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640
(510) 522-9600	Walnut Creek, California 94596
Registrant’s telephone number, including area code	(Address of principal executive offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On April 1, 2019, the USCF Funds Trust (the “Registrant”), the United States 3x Oil Fund (“USOU”) and the United States 3x Short Oil Fund (“USOD”), each a series of the Registrant, issued their annual financial statements for the year ended December 31, 2018, as required pursuant to Rule 4.22 under the Commodity Exchange Act. A copy of the annual financial statements for USOU is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also can be found on USOU’s website at www.uscfinvestments.com. A copy of the annual financial statements for USOD is furnished as Exhibit 99.2 to this Current Report on Form 8-K and also can be found on USOD’s website at www.uscfinvestments.com. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Annual Financial Statements of USOU for the year ended December 31, 2018.

Exhibit 99.2 Annual Financial Statements of USOD for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCF FUNDS TRUST
	By:	United States Commodity Funds LLC, its sponsor

Date: April 1, 2019	By:	/s/ Stuart Crumbaugh
	Name:	Stuart Crumbaugh
	Title:	Chief Financial Officer